UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2006

Fortress America Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51426	20-2027651
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4100 North Fairfax Drive, Suite 1150
Arlington, Virginia	22203-1664
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 528-7073

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communication pursuant to Rule 245 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchanged Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Membership Purchase Agreement

On June 5, 2006, Fortress America Acquisition Corporation (“FAAC”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with VTC, L.L.C. (“VTC”), Vortech, LLC (“Vortech,” and, together with VTC, the “Companies”), Thomas P. Rosato (“Rosato”) and Gerard J. Gallagher (“Gallagher,” and together with Rosato, the “Members”), pursuant to which FAAC will acquire (the “Acquisition”) all of the issued and outstanding membership units of the Companies from the Members.

VTC engages in facility integration services by assisting clients with planning, design, engineering, project management, systems commissioning and facility management of mission-critical facilities.  VTC offers a full spectrum of services through its information technology systems planners, security consultants, architects, telecommunications engineers, facility planners, structural engineers and project managers.  Vortech performs design and installation of electrical power, voice/data, structured networks and security systems.

The Acquisition is expected to be consummated during the fall of 2006, after the required approval by FAAC’s stockholders and the fulfillment of certain other conditions, as discussed in greater detail herein.

The following description summarizes the material provisions of the Purchase Agreement.  Stockholders should read carefully the Purchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.  The Purchase Agreement contains representations and warranties which FAAC, on the one hand, and the Companies and the Members, on the other hand, have made to one another and are for the benefit of such parties only, and may not be relied upon by any other person. The assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in disclosure schedules to the Purchase Agreement.  Although FAAC does not believe the disclosure schedules contain information the securities laws require FAAC to publicly disclose, the disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since the representations and warranties are subject in important part to the underlying disclosure schedules. The disclosure schedules contain nonpublic information.  Information concerning the subject matter of the representations and warranties may change following the date of the Purchase Agreement, and subsequent information may or may not be fully reflected in FAAC’s public disclosures.

Purchase Price - Payment

At closing, the purchase price for all the issued and outstanding membership interest of the Companies is up to $38,500,000, payable as follows:

•                  $19,000,000 in cash at closing;

•                  up to 2,107,385 shares  of FAAC common stock at closing, as reduced by the amount of any debt assumed by FAAC, of which up to 1,622,133 shares shall be issued to the Members as consideration for their respective membership interests in the Companies and of which 485,252 shares shall be issued to certain employees of the Companies under restrictive stock grants (subject to forfeiture if the receiving employee terminates his employment within three years of the closing, in which event the forfeited shares shall be re-issued to the Members);

•                  the assumption by FAAC of up to $161,000 in debt; and

•                  $8,000,000 in a convertible promissory note.

The cash consideration is subject to a working capital purchase price adjustment.

                Through July 13, 2008, the Members also will be eligible to receive up to $10,000,000 in earn-out consideration, payable in shares of FAAC’s common stock as follows:

•                  $1,000,000 if the highest average share price of FAAC’s common stock during any sixty (60) consecutive trading day period between the closing of the Acquisition and July 13, 2008 exceeds $9.00 per share but is no more than $10.00 per share;

•                  $3,000,000 if the highest average share price of FAAC’s common stock during any sixty (60) consecutive trading day period between the closing of the Acquisition and July 13, 2008 exceeds $10.00 per share but is no more than $12.00 per share;

•                  $6,000,000 if the highest average share price of FAAC’s common stock during any sixty (60) consecutive trading day period between the closing of the Acquisition and July 13, 2008 exceeds $12.00 per share but is no more than $14.00 per share; or

•                  $10,000,000 if the highest average share price of FAAC’s common stock during any sixty (60) consecutive trading day period between the closing of the Acquisition and July 13, 2008 exceeds $14.00 per share.

Escrow Amounts

At the closing of the Acquisition, ten percent (10%) of the consideration (consisting of $2,716,100 in cash and 207,788 shares of FAAC common stock (valued at $5.457 per share)) will be transferred to an escrow agent to secure any post-closing adjustment in the purchase price in FAAC’s favor and to secure the indemnification obligations of the Companies and the Members.

Closing of the Acquisition

The closing of the Acquisition will take place on the third business day following the satisfaction of certain customary closing conditions, unless the parties agree to another date.

Representations and Warranties

The Purchase Agreement contains customary representations and warranties that the Companies and the Members made to FAAC and which FAAC made to the Companies and the Members.

Several of the representations and warranties of the Companies and the Members are qualified by materiality or material adverse effect.

Interim Operations Relating to the Companies

Under the Purchase Agreement, the Members have agreed to cause the Companies, prior to completion of the Acquisition, to conduct their business in the ordinary course and to use reasonable efforts to preserve current relationships with customers, employees and suppliers.

No Solicitation

The Companies and the Members have agreed, from the date of the Purchase Agreement and until the termination of the Purchase Agreement, not to, directly or indirectly through any officer, director, employee, representative or agent, solicit, initiate, entertain or encourage any proposal or offer from, or engage in any negotiations with any person other than FAAC, or agree to, approve or recommend, any proposal for a business combination other than with FAAC.

Related Party Transactions

                The Companies and the Members have agreed to terminate (i) certain related party relationships prior to the closing of the Acquisition and (ii) certain related party relationships after the closing but prior to certain specified dates as set forth in the Purchase Agreement.  Moreover, the board of directors of FAAC will review and unanimously approve in writing all other related party relationships that will continue after the closing of the Acquisition.  Pursuant to the Purchase Agreement, the independent members of FAAC’s board of directors must approve any modification, amendment to or expansion of any related party relationship that will continue after the closing of the Acquisition.

Indemnification

The Members have agreed to hold FAAC, the Companies and their representatives, successors and permitted assigns harmless for any damages, whether as a result of any third party or otherwise, and which arise from or in connection with any breach by the Members or the Companies of any representations, warranties, covenants or obligations under the Purchase Agreement and certain tax liabilities.  FAAC has agreed to hold harmless the Members for any breach of FAAC’s representations, warranties or covenants under the Purchase Agreement, certain tax liabilities and post-closing liabilities of the Companies (except for liabilities for which  the Members are indemnifying FAAC).  Subject to certain exceptions, claims made against the Members may be asserted only once the aggregate amount of all claims exceeds $175,000.  Additionally, subject to certain exceptions, the aggregate indemnification liability of the Members shall not exceed $3,850,000.  The representations and warranties of the parties under the Purchase Agreement will survive the closing for 18 months; however, certain representations and warranties will survive for longer periods.

Indemnification claims may be made against FAAC only once the aggregate amount of claims exceeds $175,000.

Conditions to the Completion of the Acquisition

The obligations of FAAC and the Members are subject to certain customary closing conditions, including the following:

•                  no order or injunction enjoining the Acquisition;

•                  no statute, rule, order or decree shall have been enacted or promulgated which would prohibit the Acquisition or limit the ownership of the Companies;

•                  receipt of certain consents;

•                  entering into the escrow agreements; and

•                  no litigation regarding the Acquisition shall be pending or threatened.

Termination

The Purchase Agreement may be terminated prior to the closing of the Acquisition, as follows:

•                  at any time, by mutual written agreement;

•                  at any time after November 30, 2006, by either the Members or FAAC if the closing shall not have occurred for any reason other than a breach by the terminating party;

•                  by FAAC, if there is a material breach of any representation, warranty or obligation by the Companies or the Members under the Purchase Agreement that renders the satisfaction of any condition to FAAC’s obligations impossible and such breach is not waived by FAAC;

•                  by the Members, if there is a material breach by FAAC of any representation, warranty or obligation under the Purchase Agreement, that renders the satisfaction of any condition to Members’ obligations impossible and such breach is not waived by the Members; and

•                  by either FAAC or the Members if a court of competent jurisdiction permanently restrains or prohibits the Acquisition.

Effect of Termination

In the event the purchase agreement is terminated:

•                  FAAC is obligated to return all document and work papers obtained from the Companies or the Members;

•                  all filings with any government agencies shall be withdrawn, to the extent practicable;

•                  certain confidentiality obligations will survive closings; and

•                  no party shall be relieved of any liability for willful breach of the Purchase Agreement.

Voting Agreement

In connection with and pursuant to the Purchase Agreement, FAAC, the Members, C. Thomas McMillen (“McMillen”), currently Chairman of the board of directors of FAAC, and Harvey L. Weiss (“Weiss,” and, together with McMillen, the “Founders”), currently Chief Executive Officer of FAAC, agreed to enter into a Voting Agreement (the “Voting Agreement”) on or prior to the closing date of the Acquisition.   The Voting Agreement terminates immediately following the re-election of directors at FAAC’s 2008 annual meeting.

                Election of Directors

Pursuant to the Voting Agreement, the Members and the Founders agreed to vote their shares in favor of the following:

•                  the Members will have the right to propose to FAAC’s board of directors, or a committee thereof, the nomination, in accordance with FAAC’s governing documents, of four nominees to the board of directors, two of which must constitute “independent directors” within the meaning of Nasdaq rules, provided that at least one such “independent director” is approved by members of the board of directors that are not so nominated by the Members; and

•                  The members of the board of directors that are not nominated by the Members shall have the right to designate five members of the board of directors, three of which must constitute “independent directors” within the meaning of Nasdaq rules, provided that at least one such “independent director” must be approved by the Members.

Following the closing of the Acquisition, the Members and the Founders also agreed to vote their shares to elect a to be agreed upon list of initial members of FAAC’s board of directors.  While any director may be removed from the board of directors in the manner allowed by law and FAAC’s governing documents, both the Members and the Founders agreed not to vote their shares for the removal of the other group’s designees absent written approval of such group.

                Election of Officers

Pursuant to the Voting Agreement, the Members and the Founders agreed to vote their shares, to the extent applicable, in favor of electing the following individuals to the following offices:

Harvey L. Weiss	Chairman of the Board of Directors
C. Thomas McMillen	Vice Chairman of the Board of Directors
Thomas P. Rosato	Chief Executive Officer
Gerard J. Gallagher	President/Chief Operating Officer

Board Observation Rights

                Pursuant to the Voting Agreement, the Members and the Founders agreed to vote their shares, to the extent applicable, in favor of any proposal to grant board observation rights to the Founders in the event that neither Messrs. McMillen nor Weiss are members of FAAC’s board of directors.

Item 7.01              Regulation FD Disclosure

The information contained in this Item 7.01 shall not be deemed to be incorporated by reference in any filings under the Securities Act of 1933, as amended.

Press Release

On June 6, 2006, FAAC issued a press release announcing it had entered into the Purchase Agreement with the Companies and the Members.  A copy of the press release is attached hereto as Exhibit 99.1.

Additional Information

FAAC plans to hold presentations for certain of its stockholders regarding the Acquisition.  At such presentations, the slide show presentation attached to this Current Report on Form 8-K as Exhibit 99.2 will be distributed to participants.  Stockholders of FAAC, and other interested persons, are advised to read, when available, FAAC’s preliminary proxy statement and definitive proxy statement (collectively, “Proxy Statements”) in connection with FAAC’s solicitation of proxies for the special meeting of stockholders to be held in connection with the Acquisition because these Proxy Statements will contain important information.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the Acquisition.  The Proxy Statements, once available, can also be obtained without charge at the Securities and Exchange Commission’s internet site at (http://www.sec.gov).  Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing requests to: Fortress America Acquisition Corporation, 4100 Fairfax Drive, Suite 1150, Arlington, Virginia, 22203.

FAAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of FAAC stockholders to be held to approve the Acquisition.  Information regarding FAAC and its directors and executive officers is available in FAAC’s Annual Report on Form 10-KSB for the year ended December 31, 2005, filed with the Securities and Exchange Commission on March 31, 2006, and such information will be available in the Proxy Statements.  No person other than FAAC has been authorized to give any information or to make any representations on behalf of FAAC or the Companies in connection with the Acquisition, and if given or made, such other information or representations must not be relied upon as having been made or authorized by FAAC.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1                        Membership Interest Purchase Agreement dated June 5, 2006 by and among Fortress America Acquisition Corporation, VTC, L.L.C., Vortech, LLC, Thomas P. Rosato and Gerard J. Gallagher

99.1                        Press Release dated June 6, 2006, announcing the execution of the Membership Interest Purchase Agreement

99.2        Slide Show Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Services Acquisition Corporation
(Registrant)

Date: June 7, 2006	/s/ Harvey L. Weiss
Harvey L. Weiss
Chief Executive Officer

Exhibit Index

Exhibit No.	Document

10.1	Membership Interest Purchase Agreement dated June 5, 2006 by and among Fortress America Acquisition Corporation, VTC, L.L.C., Vortech, LLC, Thomas P. Rosato and Gerard J. Gallagher

99.1	Press Release dated June 6, 2006, announcing the execution of the Membership Interest Purchase Agreement

99.2	Slide Show Presentation